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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

CONFIDENTIAL

CLINICAL TRIAL SERVICES AGREEMENT

Sponsor: Vascular Biogenics Ltd.

Protocol: VB-111-701/GOG-3018

Protocol Title: The OVAL study: A Randomized, Controlled, Double-Arm, Open-Label, Multi-Center Study of Ofranergene Obadenovec (VB-111) Combined with Paclitaxel vs. Paclitaxel Monotherapy for the Treatment of Recurrent Platinum-Resistant Ovarian Cancer

This Clinical Trial Services Agreement (“Agreement”) is between Vascular Biogenics Ltd. (“Sponsor”), and the GOG Foundation, Inc. (“GOG”), a not-for-profit corporation organized under the laws of the District of Columbia, to conduct the Clinical Trial according to the protocol attached as Exhibit A (“Protocol”) and incorporated by reference into this Agreement.

1.	Definitions. The following terms, when capitalized, shall have the following meanings as used in this Agreement:

A.	“Applicable Law” means all international and United States federal, state and local laws, rules, regulations, requirements, guidelines and policies that govern or apply to the conduct of the Clinical Trial (as defined below), including without limitation the Federal Food Drug and Cosmetic Act and related regulations, including 21 CFR Parts 11, 50, 54, 56 and 312; Guideline for Good Clinical Practice (“GCP”) adopted by the International Conference on Harmonization (ICH GCP”) of Technical Requirements for Registration of Pharmaceuticals for Human Use, as ratified by the FDA to the extent applicable for this type of project and to the extent ICH GCP guidelines conform to the FDA GCP, and state and federal privacy laws, including the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the regulations promulgated thereunder; the False Claims Act (31 U.S.C. §§3729- 3733) (“FCA”); the Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)); and the Physician Self-Referral Law (a.k.a. Stark Law, 42 U.S.C. §1395nn), as any of the foregoing may be amended from time to time.

B.	“Case Report Form” (“CRF”) means the case history and/or individual research record created and maintained for each Enrolled Participant in the Clinical Trial, as required by FDA regulations.

C.	“Clinical Investigators” means the physicians at the Participating Institutions participating in the conduct of the Clinical Trial, each of which is an ‘investigator’ (as described in 21 CFR §312.3(b)) for the conduct of the Clinical Trial at such physician’s Participating Institution.

D.	“Clinical Trial” means that certain clinical trial of the Study Drug to be performed by GOG through one or more Participating Institutions, as described in the Protocol.

E.	“Clinical Trial Agreement” (“CTA”) means the agreement between the GOG and each Participating Institution and Clinical Investigator, as applicable, for performance of the Clinical Trial, the template for which is attached hereto as Exhibit C and incorporated herein by this reference.

F.	“Eligible Patient” means a patient who meets the enrollment criteria set forth in the Protocol.

G.	“Enrolled Participant” means an Eligible Patient who has consented to participate and has been enrolled in the Clinical Trial.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

H.	“FDA” means the United States Food and Drug Administration or any successor agency thereto.

I.	“Intentionally Omitted.”

J.	“IND” means an investigational new drug application submitted to the FDA.

K.	“IRB” means an Institutional Review Board constituted and operating in accordance with FDA regulations.

L.	“Participating Institutions” means the locations within the GOG system at which the Clinical Trial will be conducted, including the Clinical Investigators and the employees engaged by the Participating Institutions in the Clinical Trial.

M.	“Patient Informed Consent” means a form of document describing the Clinical Trial and its reasonable risks, which addresses all matters customarily addressed in patient informed consents appropriate to clinical trials of this type, includes an authorization by the patient to share with Sponsor all patient data required for performance of the Clinical Trial and the preparation of all regulatory submissions, and complies, at a minimum, with the requirements set forth in FDA regulations, including without limitation 21 CFR §§50.20, 50.25, 50.27, and any successor provisions.

N.	“Study Drug” means Ofranergene Obadenovec (VB-111), produced by Sponsor or on its behalf in compliance with all applicable laws and regulations, including FDA regulations, to be supplied by Sponsor to the Participating Institutions for the sole purpose of conducting the Clinical Trial, as provided in the Protocol.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

2.	Engagement to Perform Clinical Trial Services; Responsibility for Participating Institutions.

A.	Sponsor hereby engages GOG to provide, and GOG hereby agrees to provide, the Clinical Trial management and other services described herein, in accordance with the Task and Responsibilities Table attached hereto as Exhibit B, and in accordance with the attached Protocol (collectively, the “Services”), in accordance with the terms and conditions set forth in this Agreement, with respect to the Clinical Trial, the Applicable Law and the instructions of Sponsor, from time to time.

B.	GOG hereby represents and warrants that it has the lawful authority to contractually bind the Participating Institutions and Clinical Investigators, to the material terms and conditions of this Agreement in connection with their respective performance of the Clinical Trial on behalf of GOG and Sponsor. In addition, and notwithstanding anything to the contrary in this Agreement, GOG shall contractually require that the Participating Institutions and Clinical Investigators assisting with the Clinical Trial comply, inter alia, with Section 4 hereof and all other relevant provisions of this Agreement. In the event any material terms and conditions of an agreement between GOG and a Participating Institution for performance of the Clinical Trial, or other material obligations according to the Agreement (including, without limitation, Confidentiality, Publication, Patent and Invention, Insurance and Indemnification) conflict with the terms of the CTA, Sponsor shall be consulted and if written consent is not obtained from Sponsor, the terms of this Agreement shall prevail. GOG shall cause Sponsor to be a third-party beneficiary of each CTA entered into with a Participating Institution.

C.	In the event that GOG subcontracts part of the Services to a third party, GOG shall be responsible and retain primary liability for the performance of all obligations of third party selected, managed and contracted by GOG.

4.	Duties of Participating Institutions and Clinical Investigators.

As part of GOG’s performance of the Services, GOG shall contractually require that:

	A.	Participating Institutions conduct the Clinical Trial in accordance with the Protocol and all applicable laws, regulations, and good clinical and research practices and according the Sponsor approved CTA;

	B.	Unless Sponsor approves in writing a deviation from the Exhibit C template, Participating Institutions shall, as required, perform the responsibilities associated with the conduct and management of the Clinical Trial contained in the Exhibit “C” CTA template.

	C.	Participating Institutions submit completed CRFs according to Protocol requirements;

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

5.	Period of Performance.

This Agreement shall become effective on the date last signed below (“Effective Date”) and (unless terminated earlier pursuant to Section 13 below) shall continue in force until Sponsor receives all Data, including completed case histories and CRFs for all Enrolled Participants in the Clinical Trial, questions about data submitted have been resolved, the database has been locked, and the final study report provided to and accepted by Sponsor.

6.	Duties of Sponsor; Compensation of GOG; Changes to Services.

A.	Sponsor shall (i) be the regulatory sponsor of the Clinical Trial in accordance with FDA regulations, and meet the obligations of a sponsor under such regulations or applicable law, except to the extent expressly delegated to GOG hereunder, (ii) provide Participating Institutions without charge, properly formulated i n a c c o r d a n c e w i t h G MP and acceptably labeled Study Drug in a timely manner and in sufficient quantity to complete the Protocol, and (iii) provide GOG with the Investigator’s Brochure, and any amendments and/or updates to the Investigator’s Brochure for the Study Drug. With prior written notice to GOG, Sponsor may entrust third party vendors in performing some of its tasks according to the Agreement.

B.	In consideration of and as payment in full for the Services rendered under this Agreement by GOG and performance of the Clinical Trial by the Participating Institutions, Sponsor shall pay GOG in accordance with the Exhibit D Budget which is incorporated herein by reference.

C.	Changes to Services. The timelines, fees and expenses specified in this CTSA with respect to Services are subject to the assumptions outlined therein. In addition, the timelines, fees and expenses estimates assume that: (i) the scope of Services remains constant; (ii.) the parties reasonably execute all of their obligations under this CTSA; and (iii.) third parties timely and reasonably perform all relevant tasks to this CTSA. In the event of a material change to the above assumptions, the parties shall confer in good faith to negotiate and sign a formal Change Order to this CTSA. A formal Change Order shall be prepared by the parties and shall provide a written description of the changes to the Services and an estimate, if any, of the cost consequences, higher or lower, arising from the change. GOG shall continue to provide Services as called for in the executed CTSA pending approval of the formal Change Order by Sponsor. If the parties cannot agree on such changes, GOG shall not be obligated to implement the changes in the proposed Change Order.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

7.	Confidential Information.

A.	“Confidential Information” means all p r o p r i e t a r y , t r a d e s e c r e t a n d / o r c o n f i d e n t i a l information, including the Study Drug, that Sponsor or a third party on its behalf, provides to GOG or the Participating Institutions and information that GOG provides to the Participating Institutions, including Clinical Investigators, on behalf of Sponsor, whether disclosed prior to or during the Term of this Agreement or developed and/or discovered by GOG or the Participating Institutions, as a result of the performance of the Clinical Trial or required during this Agreement and the CTA and any deliverables under this Agreement or the CTA including un-published Data and Study results, any analysis which are not a part of the Protocol, or using Sponsor- disclosed Confidential Information, which is (i) in writing or other tangible or electronic medium and designated “confidential” or otherwise marked with indicia of its confidential nature; (ii) orally disclosed and not previously reduced to a tangible medium, provided that Sponsor shall use reasonable efforts to identify such information as “confidential” at the time of disclosure and thereafter summarize such information in writing or reduce it to a tangible medium within thirty (30) days of disclosure; or (iii) the foregoing notwithstanding, disclosed by Sponsor or on behalf of Sponsor and which a reasonable person would understand to be confidential or proprietary in nature, including, without limitation, the Protocol, Investigator’s Brochure and any regulatory documents. GOG acknowledges and understands that Sponsor is a public company traded on the NASDAQ, and accordingly, the Confidential Information may be considered as “inside information” pursuant to securities laws and regulations.

B.	Notwithstanding any designation by Sponsor, “Confidential Information” shall not include information which the receiving party can demonstrate that:

(i) is or becomes publicly known or available through no fault of GOG, or Participating Institutions;

(ii) Sponsor has made available to third-parties without a confidentiality obligation;

(iii) is already independently known to GOG, or Participating Institutions, as shown by their prior written records except for information concerning the Clinical Trial that was created in collaboration with the Sponsor or in view of this Agreement or prior thereto; and/or

(iv) is publicly- available that relates to potential hazards or warnings associated with the production, handling, or use of the Study Drug.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG shall not, and shall require that the Participating Institutions: (i) not disclose, and cause their respective employees and agents not to disclose, the Confidential Information to any third party without the prior written permission of Sponsor except as permitted by this Agreement; (ii) not use the Confidential Information for any purpose other than the conduct of the Clinical Trial; (iii) restrict the dissemination of the Confidential Information with its organization to only those persons who have a need to know, shall ensure that all of its directors, officers, employees, agents, representatives and advisors (collectively, “Associates”) are aware of this Agreement and bound by terms of confidentiality no less stringent than those stated herein and shall remain liable at all time for the compliance of the confidentiality obligations of such Associates.

C.	In the event that GOG or a Participating Institution or their employees and agents reasonably find it necessary to disclose any Confidential Information to a governmental authority to defend the research against an allegation of fraud or other misconduct, or to defend themselves in any other legal proceeding, or are required by applicable law or medical duty to disclose Confidential Information, the party may make the necessary disclosure after providing reasonable prior notice to Sponsor, and attempting in good faith to agree upon a mutually satisfactory way to disclose only such portions of the Confidential Information as is necessary to achieve this limited purpose. In the event disclosure is required under this section, after reasonable notice has been provided to the Sponsor, the GOG and/or Participating Institution with whom the request for Confidential Information has been made agrees to fully cooperate at Sponsor’s sole cost and expense with Sponsor should Sponsor seek a protective order, or other legal remedy to limit the disclosure of such Confidential Information.

D.	GOG or a Participating Institutions may publishing or otherwise publicly disclose data generated from the Clinical Trial as provided in Sections 8 and 9, below.

E.	The obligations of this Section 7 shall survive the expiration or termination of this Agreement.

8.	Recordkeeping and Access to Data.

A.	As part of the Services, GOG shall contractually require that:

(i) Participating Institutions complete and maintain customary accurate and authentic records and clinical trial documentation, including without limitation signed consent forms, clinical data, CRFs, case histories, notes, accounts, and adverse event and Serious Adverse Event reports of the work performed under this Agreement (“Data”);

(ii) Sponsor and authorized agents of FDA, United States Department of Health and Human Services (“HHS”), and other federal agencies shall have the right to inspect and review such Data at the Participating Institutions to the extent permitted by law and during regular business hours and upon reasonable notice;

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

Participating Institutions maintain confidentiality of personally identifiable information concerning Enrolled Participants, andshall disclose such information to third parties only as permitted by applicable state and Federal privacy laws, including (but not limited to) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (“HIPAA”). All Data provided by GOG to Sponsor with respect to Enrolled Participants shall be furnished without patient names. In the event either GOG or Sponsor is exposed to a patients’ personally identifiable information (including medical records and other health information), GOG and Sponsor shall comply with Applicable Law regarding access to, confidentiality of, and security of such information and shall act in accordance with the Informed Consent and HIPAA authorization signed by the Enrolled Participant.

B.	The Study Drug and all Data generated or required by the Clinical Trial are and shall remain the property of Sponsor.

C.	The Statistical and Data Management Center (SDMC) of GOG will provide data management and statistical services for this Study. Subject to any third party licensing requirements, GOG shall provide Sponsor’s data management group sufficient information regarding the data management system used for the Protocol, including without limitation Data Management Plan, database structure, annotated case report forms, data dictionaries, and data mapping, such that the Protocol data can be transferred and merged with other Sponsor data for the Study Drug. At mutually agreed upon specified time points during the conduct of the Study, and at other time points which may be necessary based on Study requirements, GOG SDMC shall provide, interim datasets to support the independent Data Safety Committee and other agreed upon Sponsor requirements, including but not limited to safety and efficacy data, to the Sponsor.

9.	Publication and Other Public Presentation of Results.

A.	The Institution and Participating Institutions agree that the Sponsor shall have the right to the first publication of the results of the Study in accordance with the terms of this Agreement. The Sponsor recognizes that, consistent with the principles of academic freedom, GOG requires that Participating Institutions be free to publish the results of their research activities after provision by GOG of the final study report to the Sponsor or and as otherwise agreed to in writing by the Sponsor. The Sponsor agrees that GOG and Participating Institutions engaged in this Clinical Trial shall be permitted to publish reports in journals and other professional publications, and to present the methods and results of this Clinical Trial at symposia and professional meetings (each, a “Publication”), in accordance with the requirements of this Section 9. Such publication by GOG and Participating Institution may be no earlier than after a cooperative multi-center publication has been published by Sponsor. However, if a multi-center publication is not submitted after one (1) year from the date of completion or termination of the Study, or if Sponsor confirms there will be no multi-center Study publication, GOG the Participating Institution may publish the Study results after providing Sponsor an opportunity to review and comment in accordance with the terms herein.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

B.	Sponsor shall be furnished a copy of any proposed Publication for advisory review at least sixty (60) days in advance of the submission of such proposed Publication for journals and other professional publications and thirty (30) days for any other Publication, such as a poster presentation, abstract, or other written or oral material which describes the results of the Clinical Trial. Expedited review or additional review time may be arranged by mutual written agreement. Sponsor may remove from the proposed publication any information that is Confidential Information.

C.	If within such review period, Sponsor determines and notifies GOG in writing that the proposed Publication contains disclosures of the intellectual property of Sponsor, GOG shall require that the proposed Publication be delayed for up to an additional ninety (90) days in order to allow Sponsor sufficient time to take appropriate steps to preserve U.S. or foreign patent or other intellectual property rights. GOG shall require that Participating Institutions shall provide, at Sponsor’s sole cost and expense, any additional information in their possession which Sponsor deems necessary to file such patent application(s) or otherwise protect such intellectual property rights. Sponsor shall have three (3) months from its receipt of such additional information to file such patent application(s). GOG shall not and shall require that the Participating Institutions shall not submit the proposed Publication to anyone who is not employed by GOG or the Participating Institutions and under an obligation of non-disclosure and non-use at least substantially similar to that imposed on the Participating Institutions until each such patent application has been filed by Sponsor or the conclusion of the three (3) month period of this Paragraph, whichever occurs first, or until the information on the potentially patentable invention(s) is excised from the manuscript.

D.	GOG shall have no ownership rights or copyright in any publications or presentations prepared by Sponsor in the performance of this Agreement.

10.	Use of Names.

Neither GOG nor Sponsor shall use the name, symbols and/or marks of the other in connection with the Clinical Trial without prior written permission from the other party. Such permission is not required for disclosure of the existence of the Agreement in reports generated in the normal course of business by GOG or Sponsor, or where acknowledgment of sponsorship is required by the guidelines of a scientific publication or organization, or the fact that GOG is conducting the Clinical Trial in disclosures made by Sponsor in the normal course of business, or where required by regulatory authority, law or stock exchange rule. Neither party shall use, nor authorize others to use, the name, symbols, or marks of the other or any affiliate thereof in any advertising or publicity material or make any form of representation or statement in relation to the Clinical Trial that would constitute an express or implied endorsement by the other party of any commercial product or service, without prior written approval from the other party. None of the foregoing in this Section 10 shall restrict Sponsor from disclosing factual information regarding Sponsor’s relationship with GOG or the Clinical Trial or the terms of this Agreement to prospective investors or sublicensees in the normal course of its business relating to the Study Drug.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

11.	Patents and Inventions.

A.	Sponsor Inventions. Any New Inventions (whether patentable or not), innovations, suggestions, ideas and reports arising out of or in connection with the Study Drug or Sponsor’s Confidential Information by GOG and/or any Participating Institution or the contractors of any of the foregoing, shall be promptly disclosed to Sponsor, and shall be the exclusive property of Sponsor (“Sponsor Inventions”). Upon Sponsor’s request, and at Sponsor’s sole expense, Participating Institutions and GOG shall take all reasonable actions necessary or appropriate to obtain patent or other proprietary protection in Sponsor’s name with respect to any of the Sponsor Inventions. Subject to the terms and conditions of this Agreement, Sponsor hereby grants GOG a non-exclusive, non-transferable license to use the Sponsor’s Study Drug for the sole and limited purpose of granting sublicenses to Participating Institutions pursuant to the CTA, as attached hereto, to the extent required for Participating Institutions to carry out the Clinical Trial in compliance with the Protocol. Sponsor hereby grants to GOG a non-exclusive, royalty free limited license to all Sponsor Inventions for all non-commercial academic research, subject to Sponsor’s confidentiality and publications rights.

B.	“New Invention(s)” shall mean any invention or discovery conceived reduced to practice, or otherwise discovered or developed, in whole or in part, by Sponsor, GOG, any Participating Institution or the contractors of any of the foregoing, based on or resulting from performance of the Clinical Trial. As used in this Section 11, the term “conceived” shall have the same definition of “conception” as set forth in section 2138.04 of the United States Patent and Trademark Office’s Manual of Patent Examining Procedure, Eighth Edition, Latest Revision July 2010.

C.	The right of publication by GOG and Participating Institutions, as described in Section 9, shall not be affected by a license to use any New Invention. Sponsor has no obligation or commitment to enter into any patent license or other agreement with GOG relating to the subject matter hereof.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

D.	Background IP. Existing inventions, ideas, discoveries, technologies, methodologies and other intellectual property of each party that were conceived, reduced to practice, or otherwise discovered or developed before the Effective Date (“Background IP”) are their separate property, whether protected by patent or other intellectual property rights, and except as expressly provided in Section 11(A), are not affected by this Agreement. Neither party shall have any claims to or rights in any such inventions, ideas, discoveries or methodologies of the other party.

12.	Insurance and Indemnification.

A.	Each party states that it maintains a policy or program of insurance or self-insurance in accordance with industry standards or otherwise as required by law. Upon request, each party shall provide the other with evidence of its insurance or self-insurance coverage, and unless self- insured, will notify the other party within three (3) business days of notice of any reduction, non-renewal or cancellation of its coverage. GOG shall contractually require Participating Institutions a n d C l i n i c a l I n v e s t i g a t o r s to maintain a policy or program of insurance of self-insurance in full force and effect, throughout the performance of the Clinical Trial that covers: (a) employer’s liability; (b) general liability; (c) contractual liability; (d) premises liability; (e) professional medical and nursing indemnity in amounts adequate to cover its obligations hereunder and in accordance with industry standards or as otherwise required by law.

B.	Sponsor shall defend, indemnify and hold harmless the GOG, the Participating Institutions and their respective directors, officers, employees and agents (each, a “Sponsor Indemnitee”, and collectively, the “Sponsor lndemnitees”) against any liability, damage, loss or expense (“Losses”) incurred by, imposed on or alleged against any Sponsor Indemnitee in connection with any third party claims, suits, actions, demands or judgments t o t h e e x t e n t arising out of (a) any side effect, adverse reaction, illness of injury occurring to any Enrolled Participant as a result of his or her involvement in the Clinical Trial’s non-standard of care activities or (b) any breach or alleged breach of this Agreement by Sponsor; (c) negligence or intentional misconduct by Sponsor; provided that the amount of such Losses shall be reduced by an amount in proportion to the percentage of responsibility of GOG or any third party for such Losses.

Sponsor’s indemnification hereunder shall not apply to any liability, damage, loss or expense incurred by any Sponsor Indemnitee to the extent directly attributable to: (v) the willful, reckless or negligent acts or omissions, or professional malpractice of such Sponsor Indemnitee, (w) failure of such Sponsor Indemnitee to adhere strictly to the terms of the Protocol good clinical practices, FDA or other government requirements or law (as applicable) or any other written instructions received from Sponsor and/or GOG, provided, however, that emergency medical care reasonably necessary to protect the safety, rights or welfare of an Enrolled Participant shall not be deemed a violation of the Protocol, (x) failure of any Sponsor Indemnitee to materially comply with applicable laws, rules, regulations or guidance,

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

(y) failure to comply with Sponsor’s written recommendations or instructions relative to use of the Study Drug, or (z) any other material breach of this Agreement by the GOG or material breach of the CTA by the Participating Institution.

GOG shall indemnify, defend and hold harmless Sponsor and its Associates (“GOG Indemnitee”) from and against any and all damages, liabilities, losses, fines, penalties, settlement amounts, cost and expenses of any kind or nature whatsoever, including, without limitation, reasonable attorney’s fees, expert witnesses and court costs, incurred in connection with any claim, but only to the extent arising from the negligence, intentional misconduct, or material breach of Agreement of GOG or its Associates; provided however, that GOG shall have no obligation of indemnity hereunder with respect to any claim which arose from the negligence act error or omission, intentional misconduct or material breach of Agreement on the part of Sponsor or its Associates.

Each party’s obligation to indemnify the lndemnitees hereunder (“Indemnifying Party”) shall apply only if such Indemnitee provides prompt notification upon receipt of any claim or suit, permits Indemnifying Party and its attorneys and personnel to handle and control the defense of such claims or suits, including but not limited to a l l d e c i s i o n s r e l a t i v e t o pretrial, trial, appeal or settlement, and the Indemnitee fully cooperates and assists in such defense (including access to pertinent records and documents and provision of relevant testimony). In no event shall any Indemnitee seeking to be indemnified under this Agreement settle any claim or action without the prior express written approval of Indemnifying Party, which shall not be unreasonably withheld. Subject to the foregoing, each Indemnitee may participate in any such claims at its, his, or her own cost and expense.

C.	Sponsor’s agreement to indemnify, defend and hold an Indemnitees harmless pursuant to this Section is condition upon Indemnitees obtaining: (i) informed consent from each of the subjects participating in the Clinical Trial, in compliance with 21 CFR, Part 50; and (ii) IRB review and approval for the Clinical Trial in compliance with 21 CFR, Part 56.

D.	Except for the parties above Article 12 Indemnification obligations, neither party shall be liable to the other party for any incidental, indirect, special or consequential losses or damages (including loss of profits), whether in contract or tort.

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AS AMENDED.

13.	Termination.

A.	This Agreement will terminate automatically if any of the following occur:

(i) if FDA imposes a permanent hold on the Study Drug;

(ii) if the Clinical Trial is terminated by Sponsor for reasons of patient safety; or

(iii) if a formal investigation by an authorized governmental agency finally determines that the Data have been falsified or irreparably compromised by research misconduct.

B.	This Agreement may be terminated by either party, upon thirty (30) days prior written notice, if either party fails to materially comply with the terms of this Agreement after receipt of written notice, with reasonable opportunity to cure, from the other party.

C.	This Agreement may be terminated by Sponsor upon thirty (30) days prior written notice to GOG if it reasonably determines that patient safety requires termination. This Agreement may be terminated by Sponsor for any reason upon thirty (30) days prior written notice to GOG. Provided, however, Sponsor may suspend the Clinical Trial at any time for any reason. The suspension of the Clinical Trial by Sponsor for any reason shall not be deemed a material breach of this Agreement and shall be supported by a written statement explaining the reason for suspension.

D.	Upon the effective date of termination, there shall begin an accounting conducted by GOG. Within sixty (60) days after receipt of adequate documentation describing in reasonable detail (including reasonable itemization) the services rendered and moneys expended by GOG, Sponsor shall make payment to GOG, on a pro rata basis, for all undisputed amounts representing:

(i)	all services properly rendered and monies properly expended by GOG or a Participating Institution under this Agreement prior to the date of termination, and not yet reimbursed;and

12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

(ii)	all reasonable non- cancelable obligations properly incurred for the Clinical Trial by GOG prior to the effective date of termination; unless the Sponsor objects to any charge, in which case, the parties shall use best efforts to resolve expeditiously any disagreement. In the event of disagreement, Sponsor shall not withhold any amounts not in dispute and shall make payment thereof as required in this Section 13.

E.	GOG shall return to the Sponsor any portion of the Sponsor funds not properly expended or obligated by GOG or Participating Institutions in connection with the Clinical Trial, in each case prior to the effective termination date indicated in the notice of termination or the date of automatic termination, if applicable. Further, GOG, Principal Investigator or the Participating Institutions, including the Clinical Investigators shall, within thirty (30) days of the effective date of such termination or expiration, return any Confidential Information, provided, however, that one (1) archival copy of Sponsor’s Confidential Information may be retained solely for purposes of monitoring compliance with this Agreement.

F.	Upon the effective date of any termination or expiration of this Agreement, Sponsor shall, in collaboration with GOG and Sponsor’s designee, (i) notify the Participating Institutions that the Clinical Trial has been terminated, (ii) cease (and cause the Participating Institutions and Clinical Investigators to cease) enrolling further patients in the Clinical Trial, (iii) cease (and cause the Participating Institutions and Clinical Investigators to cease) treating Enrolled Participants according to the Protocol as directed by Sponsor to the extent medically permissible and appropriate, and (iv) terminate (and cause the Participating Institutions and Clinical Investigators to terminate) as soon as practicable, but in no event more than thirty (30) days after the effective date of termination, all other applicable Clinical Trial activities; provided however, that upon Sponsor’s request, GOG and Participating Institutions shall continue to collect Data and prepare and complete CRFs for Enrolled Participants treated in the terminated Clinical Trial prior to termination or expiration. Within one hundred twenty (120) days from the effective date of any termination, GOG shall provide to Sponsor all Data.

G.	Expiration or termination of this Agreement for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of such expiration or termination. The rights and duties as specified under Sections 2.8., 4 (C, D, F, G, I, J and K), 6 (B, C, D, and E, in each case solely with respect to amounts accrued before expiration or termination), 7, 8, 9, 10, 11, 12, 13 (D, E, F, G, H) and 14 and any other provision that by its terms is intended to survive termination or expiration, shall survive the termination or expiration of this Agreement.

13

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

H.	The parties shall cooperate with each other and with Federal agencies in winding down the Clinical Trial and, when appropriate, in transferring the care of Enrolled Participants to suitably trained practitioners of their choice.

14.	Miscellaneous.

A.	Independent Contractor. GOG, Participating Institutions and other research staff are independent contractors and are neither employees nor agents of Sponsor. Neither GOG nor Sponsor intends to create any partnership, joint venture, employment or agency relationship pursuant to this Agreement. Neither party to this Agreement shall have the right to bind the other party by contract or otherwise to transact business in the other party’s name or on its behalf, unless with the specific written consent of the other party.

B.	Correspondence. For purposes of medical/scientific communications email communication is expressly permitted. Sponsor shall address all medical/scientific communications to the Study Chair at the address listed in the Protocol, and to GOG as follows:

GOG Foundation, Inc.
Four Penn Center, Suite 1020
1600 John F. Kennedy Boulevard
Philadelphia, Pennsylvania 19103-2800
[***]
[***]
[***]
[***]

[***]

C.	Notices. Legal claim notices given to the respective parties hereunder shall be in writing and sent by facsimile or by registered or certified mail to the following:

14

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

If to Sponsor:

If to GOG:	GOG Foundation, Inc.
Four Penn Center, Suite 1020
1600 John F. Kennedy Boulevard
Philadelphia, Pennsylvania 19103-2800
[***]
[***]
[***]
[***]

With a copy, which shall not constitute notice, to:
[***]
General Counsel
GOG Foundation, Inc.
1600 John F. Kennedy Boulevard
Philadelphia, PA 19103

Notices shall be deemed given when facsimile transmission or mail receipt is confirmed.

D.	Assignment. Due to the specialized nature of the services provided under this Agreement, neither party shall assign, transfer or convey this Agreement without the other party’s prior written consent. Notwithstanding the foregoing, Sponsor may assign its rights under this Agreement (in whole or in part, and to multiple assignees) without the prior written consent of GOG to any affiliate or other entity that controls, is controlled by or is under common control with Sponsor, or to a successor-in-interest in connection with a merger, acquisition, or sale of all or substantially all of its assets, a licensee, or sublicensee of any of the assets of Sponsor to which this Agreement relates. This Agreement shall inure to the benefit of each party and its permitted successors and assigns. This Section 14.0 shall not be deemed to preclude GOG from contracting with Clinical Investigators and Participating Institutions to perform the Clinical Trial hereunder, or to require Sponsor to consent to such contracts, except as otherwise specifically set forth above.

15

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

E.	Amendment. Any amendment(s) to this Agreement must be in writing and signed by both parties.

F.	Governing Law. This Agreement shall be construed, governed and interpreted in accordance with the laws of the State of Delaware exclusive of any conflict of law provisions.

G.	Alternative Dispute Resolution. The parties agree to submit any dispute arising hereunder to binding arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce. The arbitration shall be conducted in New-York City, New York USA. The decision of the arbitrator shall be final and binding upon the parties hereto and shall be enforceable by any court of competent jurisdiction.

H.	Entirety of Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter herein, and supersedes all prior terms or understandings, written or oral. In the event of a conflict between the terms of this Agreement and the Protocol, this Agreement shall govern all legal and financial matters and the Protocol shall govern all clinical matters.

I.	Waiver. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No waiver by a party hereto of, or consent by a party hereto to, a variation from any provision of this Agreement shall be effective unless made in a written instrument duly executed on behalf of such party.

J.	Severability. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term of this Agreement.

K.	No Debarment. GOG represents and warrants that neither GOG nor Participating Institutions or Clinical Investigator or any of their employees or agents, rendering activities pursuant to this Agreement is presently debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335a, or any other FDA authority. GOG shall notify Sponsor immediately upon the commencement of any such proceeding concerning GOG or any such person or entity.

L.	Inspections. If any governmental or regulatory authority conducts or gives notice to GOG of its intent with respect to any activities under this Agreement to conduct an inspection, audit, or monitoring visit at GOG or any Participating Institution or take any other regulatory action, or if GOG becomes aware of any such governmental inspection or other regulatory activity at GOG or one of the Participating Institutions, GOG shall promptly give Sponsor and Sponsor’s designee notice thereof by telephone with follow-up notice provided in writing within forty-eight (48) hours of the telephonic notification, including all information pertaining to any such inspections or actions, and GOG shall allow or cause the applicable Participating Institution to allow Sponsor or its representatives or designee to be present at any such inspection or actions. GOG shall contractually require that any required response or action by any Participating Institution shall be made within two (2) weeks of issuance of any citations or within any earlier deadline set by the issuing regulatory authority and shall make a good faith consideration any comments provided by Sponsor and/or Sponsor’s designee on any proposed written response and provide Sponsor a n d Sponsor’s d e s i g n e e with a copy of any such written response. In the event the FDA or other regulatory authority requests or requires any action to be taken to address any citations, GOG shall provide Sponsor with written notice thereof and shall require that the Participating Institution, after consultation with GOG and Sponsor, take such action as necessary to address and correct such citations, and cooperate with Sponsor with respect to any such citation and/or action taken with respect thereto.

16

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

M.	Sponsor audit at GOG facilities. GOG hereby give Sponsor and Sponsor’s designee permission to perform audits at GOG facilities. Sponsor will provide at least four (4) weeks notice in writing, including scope of audit.

N.	No Sanctions. GOG hereby represents and warrants that neither GOG nor any of its personnel, nor to the knowledge of GOG any Participating Institution or the research staff of any have been or shall be involved in an investigation or in research that was terminated, as the term “termination” is used in 21 CFR 812.3(q), nor have they been subjected to any sanctions related to allegations of research or professional misconduct.

O.	Additional Actions and Documents. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

0.	Authority of the Parties. The Parties hereby represent and warrant that they have the legal authority to enter into this Agreement and that the terms of this Agreement are not inconsistent with their other contractual arrangements.

P.	“Intentionally Omitted.”

Q.	Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties. Any signature provided by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

17

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

R.	Headings. The headings of this Agreement are for ease of reference only and shall not limit or otherwise affect the meaning of the terms and conditions of this Agreement.

The Parties hereby accept and agree to the terms and conditions of this Agreement.

Vascular Biogenics Ltd.:	GOG FOUNDATION INC.:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

18

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

EXHIBIT A

[Protocol insert]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

CONFIDENTIAL

EXHIBIT B

TASKS AND RESPONSIBILITIES TABLE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Vendor
Contracts Negotiations					
Negotiate Letter of Authorization (LOA) between GOG Foundation, Inc. and Company	R			R	
Negotiate Clinical Trial Services Agreement (CTSA) between GOG Foundation, Inc. and Company	R			R	
Negotiate Site Clinical Trial Agreement (CTA) template for inclusion in CTSA	R			R	
Negotiate site Confidentiality Disclosure Agreement (CDA) template for inclusion in CTSA	R			C	
Budgets Negotiations					
Negotiate clinical trial budget between GOG and Company		R		R	
Negotiate site CTA budget		R		C	
Operations Project Initiation					
Review of concept proposal by GOG Scientific Review Team	R		R	C	
Provide scientific review of Protocol	R		R	C	
Create and maintain Study Level Steering Committee	C			R	
Recommend Steering Committee members	C			A	
Develop interest form for site consideration	R			C	
Develop feasibility questionnaire for considered sites	R			C	
Develop protocol synopsis	C		I	R	

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Vendor
Operations Project Management					
Organize, prepare, and participate in operational team meetings/teleconferences	R		R (participate)	A,R	
Draft and distribute teleconferences minutes	R		I	A	
Prepare Communication Plan	R		C	C	
Prepare and distribute project status reports (study and site specific) to GOG or Sponsor	R		R	I	
Receive and issue payments		R	C	I	
Sunshine Act reporting - NA					
Site Start-up Activities					
Distribute and negotiate site CDA		R		C (final approval)	
Prepare study documents to be submitted by sites to central and local IRB and IBC, including initial submission and submissions throughout the study	R			C, I	
Submit study documents to central IRB and IBC	R			C, I	
Identify sites for FQ	R			C	
Distribute feasibility questionnaires (FQ) and protocol synopsis	R			I	
Identify and consider study investigators/sites through FQ	R		C	I, C	
Prepare and conduct site evaluation visits (SEV)					R
Select sites	R	I	C	C (final approval)	I
Prepare, distribute, collect essential study documents from sites	R			A	

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key

R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Ve dor
Distribute and negotiate site CTA and budget	I	R		C (final approval)	
Prepare and conduct site initiation visits (SIV)	C	I		C	R
Study Development					
Develop protocol	R		C	R	
Develop statistical section for inclusion in protocol			R	R	
Design eCRF create completion guidelines,/ define CRF schedule			R	C	
Write CRF edit check specifications			R	C	
Creation of eligibility checklist in IRT system (for patient registration and randomization only)				C	R
Testing/ Validation of IRT system for study.			C	C	R
Perform EDC UAT Testing • Review CRF content • Confirm CRF roll-out and schedule • Test edit checks in EDC system			R	C	
EDC Amendment Management • Protocol Amendments • EDC Amendments/ Migrations • Change control and documentation			R	C	
EDC Site and User Management			R		
Trial Helpdesk configuration			R		

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance		L	Ve dor
Site user support via helpdesk, email, telephone • One-on-one instruction using WebEx • Helpdesk management and reporting			R		
Set up study screening application (if needed), prior to IRT registration.				C	R
Set up/ maintenance of site access to IRT and data entry system.				C	R
Post the eCRFs and CRF completion guidelines in the EDC or a separate location for use by the study teams, monitors and institutional staff			R	I	I
Design DM related study documents • Data Management Plan • CRF Completion Guidelines • Work Instructions			R	C	C
Design select study manual(s)				I	R
Develop informed consent document (ICD)	R			R	
Ethics Board Review (GOG HRC)	R			I	
Coordinate protocol and ICD amendments	R			R	
Study Data Management					
Create and maintain subject enrollment tracking tool	I		R	I	I
Deploy, configure and verify data extract process from EDC			R		
Create and maintain data tracking tool			R	I	I
Coordinate data review/s as needed			R	I	

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Vendor
Coordinate study data sweep/s as needed			R	I	I
Form delinquency monitoring/ tool creation			R	I	
Tracking/ processing of protocol deviations			I, R	I	R
Development of data review and quality control Tools			R	I	
Monitor and Track specimen collection, if applicable.			R	I	R
Provide data listing and reports to sponsor			R	I	
Ongoing contact with study site / Provide and maintain site training of personnel according to approved monitoring plan			C	C	R
Data review, quality control, query management			R	I	I
Provide copies of study records to sponsor	C		R (subject CRF booklets)	I	
Statistics					
Provide statistical input to study design			R	R	
Prepare Statistical Analysis Plan (SAP)			R	R	
Provide statistical input to protocol development			R	R	
Design database specifications for clinical and core lab data, if applicable			R	C	
Programing of datasets as needed for analysis and FDA filing.			R	C	

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Vendor
Program database to receive core laboratory data, if applicable			R	C	C
Integrate core laboratory data with clinical database, if applicable			R	C	R
Code adverse events			C	C	R
Meet with coding staff to discuss EDC access requirements, query management, review coding plan, organize a transfer of coded data (if needed)			R		
Provide coding dictionaries and guidelines				C	R
Data Analysis (assist in data cleaning, manual listing for data discrepancy through SAS batch edit checks and specific complex oncology assessments)			R	C	
Provide QA for data cleaning, audit and database lock			R	C	
Preparations of tables, listings and figures			R	C	
Statistical report preparation (includes Interim Analysis, CSR support)			R	R	
Regulatory Agency Filings					
Prepare and maintain Trial Master File (TMF)	A			R	R
Prepare and submit initial paperwork to regulatory authorities	C			R	
Attend regulatory agency meetings/conference calls	C		C	R	
Prepare and submit ongoing and interim reports related to amendments to regulatory authorities	C		C	R	

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Vendor
Prepare and submit annual reports to regulatory authorities	C		C	R	
Prepare and submit final report to regulatory authorities	C		C	R	
Prepare SUSARs paperwork (CIOMS and MedWatch) for submission to regulatory authorities – North America (FDA and RAC)	C			R (VBL MM review)	R
Submit SUSARs to regulatory authorities – North America (FDA and RAC)	C			R (VBL MM review)	
Submit SUSARs to regulatory authorities - Israel	C			R (VBL MM review)	
Study Documents Storage, Access and Maintenance					
Create study specific space in content management system	C		R		
Create protocol specific content in content management system	R		R		
Maintenance of content management system			R		
Site Management and Monitoring					
Conduct interim site monitoring visits / Prepare visit reports and follow-up letters	I			I	R
Conduct site closure visits / Prepare closure visit reports and follow-up letters	I			I	R
Send copies of monitoring reports to (GOG and Sponsor)	I			I	R
Conduct Quality Assurance Audits to evaluate GOG member institutions			R	R (optional)	R (optional)
Prepare Audit Reports for GOG member institutions			R	R (optional)	R (optional)

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	' BL	Ve dor
Ensure Corrective and Preventative Action Plans are in place at GOG member institutions			R	C	C
Prepare Membership Evaluation Reports for GOG Foundation			R	I	
Drug					
Labeling				C	R
Supply and Distribution to selected sites				C	R
Safety Surveillance					
Develop and discuss Safety Management Plan including SAE form	C		C, R for SAE form derived from the database	R	R
Receive and review SAE information from investigative site; query as necessary	C		R (reconciliation between safety and clinical databases)	R (VBL MM)	R
Medical Monitor causality and expectedness assessment	C			R	
Prepare SUSARs	C			R	R
Notify investigative sites of SUSARs	C			C	R
Create and maintain an SAE tracking system	C			R	R
Provide SAE reconciliation with clinical database	I		R	C	C
Meetings					
Kick-off meeting	R		C	R	R
Investigator Meetings	C		C	R	C
Data and Safety Monitoring					
Develop charter			R	R	
Develop analysis plan			R	R	

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AS AMENDED.

GOG-3018 / VB-111-701 TRIAL
Tasks and Responsibilities

Key
R=Responsible; A=Accountable; C=Consulting; I=Inform

TASKS	GOG Foundation Administration	Finance	Buffalo RPCI CTDD Statistics & Data Management	VBL	Vendor
Develop analysis file specifications for analysis			R	R	
Program and validate statistical analysis files for analyses			R	C	
Transfer data as needed for analysis			R		
Prepare, validate and review tables, listings, and figures for analysis			R	R (review and approve)	
Post DB lock data archival				R	
Perform interim analyses			R	R	
Contract and Budget with the DSMB members and sponsor	I		I	R	
Payment of DSMB members	I		I	R	
Compliance checks of DSMB members			R	I	
Identify and recruit DSMB Chairperson and Members	C		C	R	
Administratively support DSMB meetings			R	I	
Distribute DSMB recommendations to Sponsor and DSMB members as appropriate			R	I	I
Securely archive DSMB meeting minutes, data and reports			R		
Study Close-Out					
Transfer database (GOG or sponsor)			R	I	
Coordinate Manuscript Preparation			R	C	

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

EXHIBIT C

CLINICAL TRIAL AGREEMENT

This Clinical Trial Agreement (“Agreement”) is between the GOG Foundation, Inc. (“GOG”), a not-for-profit corporation organized under the laws of the District of Columbia, located at Four Penn Center, Suite 1020, 1600 John F. Kennedy Boulevard, Philadelphia, Pennsylvania 19103 and __ (“Institution”) whose principal place of business is ____________________. This Agreement is effective as of the last date of signature below (the “Effective Date”).

I.	Definitions. The following terms, when capitalized, shall have the following meanings as used in this Agreement:

A.	“Applicable Law” means all United States federal, state and local laws, rules, regulations, requirements, guidelines and policies that govern or apply to the conduct of the Clinical Trial (as defined below), including without limitation the Federal Food Drug and Cosmetic Act and related regulations, including 21 CFR Parts 11, 50, 54, 56 and 312; Guideline for Good Clinical Practice (“GCP”) adopted by the International Conference on Harmonization (ICH GCP”) of Technical Requirements for Registration of Pharmaceuticals for Human Use, as ratified by the FDA to the extent applicable for this type of project and to the extent ICH GCP guidelines conform to the FDA GCP, and state and federal privacy laws, including the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (“HIPAA”) and the regulations promulgated thereunder; the False Claims Act (31 U.S.C. §§3729-3733) (“FCA”); the Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)); and the Physician Self- Referral Law (a.k.a. Stark Law, 42 U.S.C. §1395nn), as any of the foregoing may be amended from time to time.

B.	“Case Report Form” (“CRF”) means the case history and/or individual research record created and maintained for each Enrolled Participant in the Clinical Trial, as required by FDA regulations.

C.	“Clinical Trial” means the performance of the clinical trial conducted in accordance with the Protocol (defined below).

D.	“Data” means customary accurate and authentic records and clinical trial documentation, including without limitation signed consent forms, clinical data, CRFs, case histories, notes, accounts, and adverse event reports created for the Clinical Trial excluding original source medical records.

E.	“Eligible Patient” means a patient who meets the enrollment criteria set forth in the Protocol.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

F.	“Enrolled Participant” means an Eligible Patient who has consented to participate and has been enrolled in the Clinical Trial.

G.	“FDA” means the United States Food and Drug Administration or any successor agency thereto.

H.	“Intentionally Omitted.”

I.	“IND” means an investigational new drug application submitted to the FDA.

J.	“Investigator” means the properly licensed medical doctor employed or contracted by or affiliated with the Institution who is responsible for performance of the Clinical Trial at the Institution.

K.	“IRB” means the Institution’s Institutional Review Board constituted and operating in accordance with 21 CFR Part 56 and any other applicable FDA/HHS regulations.

L.	“Patient Informed Consent” means a form of document describing the Clinical Trial and its reasonable risks, which addresses all matters customarily addressed in patient informed consents appropriate to clinical trials of this type, includes an authorization by the patient to share with GOG, Sponsor and/or sponsor’s designee all patient data required for performance of the Clinical Trial and the preparation of all regulatory submissions, and complies, at a minimum, with the requirements set forth in FDA regulations, including without limitation 21 CFR §§50.20, 50.25, 50.27, and any successor provisions.

M.	“Protocol” means the protocol titled, “The OVAL Study: A Randomized, Controlled, Double-Arm, Open-Label, Multi-Center Study of Ofranergene Obadenovec (VB-111) Combined with Paclitaxel vs. Paclitaxel Monotherpay for the Treatment of Recurrent Plantinum-Resistant Ovarian Cancer,” attached as Exhibit A, including any amendments thereto.

N.	“Sponsor” means Vascular Biogenics Ltd. and is an intended third-party beneficiary of this Agreement.

O.	“Study Drug” means Ofranergene Obadenovec (VB-111).

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

II.	Performance of Clinical Trial.

A.	Investigator. The Institution, Sponsor, Sponsor’s designee and GOG have agreed that _ ___ is the Investigator at Institution. Institution represents that Investigator holds the necessary professional license and has the necessary expertise, time and resources to perform the Clinical Trial and will ensure that Investigator is made aware of and acknowledges the obligations applicable to the Investigator set forth in this Agreement. Institution, Investigator, or both, shall provide all support personnel needed to conduct the Clinical Trial. In the event Investigator becomes either unwilling or unable to perform the duties required by this Agreement for any reason, Institution shall notify GOG within a reasonable time (i.e., with enough notice to mitigate the circumstances) and propose a new investigator to GOG.

If a mutually acceptable substitute is not available, this Agreement will automatically terminate; however, Institution shall continue to provide follow-up care to Enrolled Participants per the Protocol and generally accepted standards of Good Clinical Practice. Any substitute Investigator shall be required to agree in writing to the terms and conditions of this Agreement.

B.	IRB/Patient Informed Consent. Institution shall be responsible for obtaining and maintaining all IRB approvals required by Applicable Law for the conduct of the Clinical Trial. Institution shall keep Sponsor and/or Sponsor’s designee fully informed of the progress of IRB submissions and shall, upon request, provide Sponsor and/or Sponsor’s designee with all correspondence relating to such submissions. Institution shall use the “Informed Consent” template attached hereto as Exhibit B (the “ICF”) for the performance of this Clinical Trial. Institution shall not consent to any change in the Protocol or ICF requested by the IRB without the prior written consent of Sponsor and/or Sponsor’s designee. Institution shall obtain and maintain a signed Patient Informed Consent (as approved by the IRB) for each Enrolled Participant in the Clinical Trial at Institution, prior to performing any activities under the Protocol. Institution shall retain such consent forms for the length of time required by Applicable Law.

C.	Enrollment. Institution shall not enroll any Eligible Patients in the Clinical Trial until: (i) the Protocol has been approved by the IRB, and (ii) all applicable FDA approvals have been obtained. Institution acknowledges and agrees that Sponsor and/or Sponsor’s designee may communicate directly with Investigator regarding recruitment and enrollment in the Clinical Trial.

D.	Conduct. Institution, under the guidance of Investigator, is responsible for the day-to-day supervision and control of the Clinical Trial and shall conduct the Clinical Trial in accordance with the Protocol, this Agreement, Applicable Law and current Good Clinical Practices. In the event of any conflict between the Protocol and the provisions of this Agreement, the Protocol shall govern with respect to clinical issues, and the provisions of this Agreement shall govern with respect to all other issues. Institution shall maintain a file of all documents pertaining to the Protocol including, but not limited to, Protocol amendments and safety reports.

Institution shall perform the following duties:

●	Review and approve Clinical Trial Data collection forms

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

Institution shall promptly notify Sponsor and/or Sponsor’s designee of any adverse reactions in the course of the Clinical Trial to enable Sponsor to fulfill its drug safety reporting requirements. In the event of SAEs, Institution shall promptly and fully comply with all notification procedures, time frames, and requirements stated in the Protocol, including completion of a Sponsor Serious Event Report form. Institution shall notify Sponsor’s designee within twenty-four (24) hours of first becoming aware of an SAE via the GOG SAE Portal. Institution shall comply with all FDA reporting requirements, including without limitation, the requirement for adverse event and SAE reporting in accordance with 21 CFR 312.64, and such other reporting requirements set forth under Applicable Law.

Institution shall submit completed CRFs to according to Protocol requirements. Federal regulations require that copies of case report forms be retained by the Institution for a period of no less than two years following either the approval of the New Drug Application or the withdrawal of the Investigational New Drug Application.

E.	Study Drug. Institution shall keep the Study Drug in a locked, secured area, and maintain control of the Study Drug in accordance with this Agreement, the Protocol and Applicable Law, including taking regular and ongoing inventories and reconciling the same with records of receipt and dispensing or other disposition of the Study Drug as required by Applicable Law. Any use by Institution or Investigator of the Study Drug for any purpose outside of the Protocol is prohibited by this Agreement, and any work so performed would represent a breach of this Agreement and misuse of the Study Drug. Institution shall make use of the Study Drug solely for the purpose of conducting the Clinical Trial in accordance with the Protocol and shall limit access to Institution personnel working on the Clinical Trial. All unused Study Drugs(s), and any other materials, that were furnished to Institution by or on the behalf of Sponsor shall be returned to Sponsor or destroyed by Institution at the completion or termination of the Clinical Trial, as directed by Sponsor and Sponsor’s designee.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

F.	Required Disclosures.

(i)	In compliance with Applicable Law governing “Financial Disclosure by Clinical Investigators” (21 CFR Part 54), Institution shall require all Investigators proposed to work on the Clinical Trial to submit FDA financial disclosure forms to Sponsor’s designee before beginning work on the Clinical Trial, and update such information promptly if any relevant changes occur during the term of this Agreement and for one (1) year following completion of the Clinical Trial.

Notwithstanding anything to the contrary in this Agreement, Institution acknowledges and agrees that (a) GOG and/or Sponsor are permitted to publicly disclose information regarding this Agreement to comply with Applicable Law, including without limitation the Physician Payment Sunshine Act (a provision of the Patient Protection and Affordable Care Act) (collectively,“Disclosure Laws”) and (b) this information may include without limitation payments, or other transfers of value, made on behalf or at the request of GOG to physicians, hospitals, and other persons or entities that are the subject of the Disclosure Laws (each a “Disclosure Subject”). Institution agrees to promptly respond to, and cooperate with, reasonable requests of GOG and/or Sponsor regarding collection of information regarding and compliance with Disclosure Laws. Institution shall collect and, no later than January 30 of each year during the term of this Agreement, submit in a format reasonably requested by GOG the following information for each Disclosure Subject that, in connection with or as a result of performance of the Clinical Trial, received payments or other transfers of value in the calendar year prior to the year in which such submittal is to be made hereunder: (1) the amounts, dates, and description of payments made to, or other transfers of value to, each Disclosure Subject; (2) the name, address, specialty, and, if applicable, National Provider Identifier number of each Disclosure Subject; and (3) a description of the goods or services provided by each Disclosure Subject in return for such payments or transfers of value.

G.	Biologic Materials. Institution shall (i) maintain in accordance with industry standards and Applicable Law, any biologic materials of human origin (“Materials”) collected by Institution in accordance with the Protocol; (ii) retain all right, title and interest in and to the Materials, (iii) grant Sponsor an exclusive, royalty-free, perpetual license to use such Materials in accordance with the Protocol and the Patient Informed Consent under which the Materials were obtained; (iv) use the Materials for purposes of obtaining and maintaining regulatory approval of the Study Drug; and (v) use the Materials in conjunction with the confidentiality and Publication rights set forth in this Agreement.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

III.	Duties of GOG.

A.	Sponsor and Sponsor’s designee shall provide the Investigator’s Brochure, and any amendments and/or updates to the Investigator’s Brochure for the Study Drug. Sponsor shall provide Institution properly formulated and acceptably labeled clinical-grade Study Drug without charge, in a timely manner and in sufficient quantity to complete the Protocol.

B.	Amount of Payments. GOG shall pay Institution in accordance with the Exhibit “C” Site Budget attached hereto and incorporated herein by reference, provided, however, that the services have been properly performed in accordance with the Protocol and this Agreement, in a timely and satisfactory manner. Payment for partially completed cases, i.e., early withdrawals, shall be made on a pro-rata basis for services performed according to the Budget. Institution and Investigator will not be paid for any services performed that violate the Protocol or this Agreement.

C.	Payments shall be sent to Institution as follows:

(i)	Checks shall be made payable to: ____________ (“Payee”)

(ii)	Federal Tax I.D. Number: ____________

(iii)	Checks shall be mailed to: Attention:

___________

Institution and Investigator acknowledge that the designated Payee is the sole recipient of payment under this Agreement and that no separate or additional payment will be made by GOG to Institution, Investigator or any other person or entity for services provided in connection with this Agreement.

IV.	Confidential Information.

A.	“ Confidential Information” means all proprietary, trade secret and/or confidential information, including Sponsor information and Study Drug, that Sponsor, Sponsor’s designee and GOG or its representatives provides to Institution, which is (i) in writing or other tangible or electronic medium and designated “confidential” or otherwise marked with indicia of its confidential nature; (ii) orally disclosed and not previously reduced to a tangible medium, provided that Sponsor, Sponsor’s designee and GOG shall use reasonable efforts to identify such information as “confidential” at the time of disclosure and thereafter summarize such information in writing or reduce it to a tangible medium within thirty (30) days of disclosure; (iii) the foregoing notwithstanding, disclosed by Sponsor, Sponsor’s designee and GOG and which a reasonable person would understand to be confidential or proprietary in nature, including, without limitation, the Protocol, Investigator’s Brochure and any regulatory documents; or (iv) any Data, records and information (excluding source medical documents), generated by Institution, Investigators and Institution Personnel as a result of the performance Study including information, Data and Clinical Trial results generated or required during this Agreement or Sponsor’s Confidential Information including un-published Data and Study results,

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

B.	Notwithstanding any designation by Sponsor, Sponsor’s designee and GOG, “Confidential Information” shall not include information which the receiving party can demonstrate that:

(i)	is or becomes publicly known or available through no fault of Institution or Investigators or Institution Personnel;

(ii)	Sponsor, Sponsor’s designee and GOG has made available to third-parties without a confidentiality obligation;

(iii)	is already independently known to Institution or Investigator, as shown by their prior written records except for information concerning the Clinical Trial that was created in collaboration with Sponsor, Sponsor’s designee and GOG or in view of this Agreement;

(iv)	at such time that it is disclosed, is included in a publication produced in accordance with Section VI; or

(v)	publicly available information that relates to potential hazards or warnings associated with the production, handling, or use of the Study Drug.

C.	Institution and Investigators shall not: (i) disclose, and shall cause their respective employees and agents not to disclose, the Confidential Information to any third party without the prior written permission of GOG and/or Sponsor, as applicable, except as permitted by this Agreement; and (ii) use the Confidential Information for any purpose other than the conduct of the Clinical Trial. The Confidential Information shall remain the confidential and proprietary property of Sponsor (or GOG as the case may be) and shall be disclosed only to Investigator and the Institution Personnel or agents on a “need to know” basis. Confidential Information shall not be provided by the Institution to any parties not involved in the conduct of the Study, other than to GOG and/or Sponsor. Institution further acknowledges and understands that Sponsor is a public company traded on the NASDAQ, and accordingly, the Confidential Information may be considered as “inside information” pursuant to securities laws and regulations.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

D.	In the event that Institution or Investigator or their employees and agents reasonably find it necessary to disclose any Confidential Information to a governmental authority to defend the research against an allegation of fraud or other misconduct, or to defend themselves in any other legal proceeding, or are required by applicable law or medical duty to disclose Confidential Information, the party may make the necessary disclosure after providing reasonable prior written notice to Sponsor and GOG, and attempting in good faith to agree upon a mutually satisfactory way to disclose only such portions of the Confidential Information as is necessary to achieve this limited purpose. In the event disclosure is required under this section, after reasonable notice has been provided to the Sponsor, Institution or Investigator with whom the request for Confidential Information has been made agrees to fully cooperate at Sponsor’s sole cost and expense with Sponsor should Sponsor seek a protective order, or other legal remedy to limit the disclosure of such Confidential Information.

E.	Nothing herein shall be construed as preventing Institution or Investigator from publishing or otherwise publicly disclosing any data generated from the Clinical Trial as provided in Sections VI and VII, below.

F.	The obligations of this Section IV shall survive the expiration or termination of this Agreement.

V.	Recordkeeping; Access to Data; Inspection and Audit.

A.	Institution shall maintain a file of all documents pertaining to the Protocol, including, but not limited to, Protocol amendments and safety reports. Institution shall obtain and maintain a signed Patient Informed Consent for each Enrolled Participant and retain such Patient Informed Consent for at least three (3) years or longer, as required by Applicable Law or Sponsor or GOG. Institution shall submit completed CRFs according to Protocol requirements.

B.	Institution shall require (i) Investigator to create and maintain Data, and (ii) Investigator and other research staff to maintain confidentiality of personally identifiable information concerning Enrolled Participants, and shall disclose such information to third parties only as permitted by Applicable Law. All Data provided by Institution to Sponsor and Sponsor’s designee with respect to Enrolled Participants shall be furnished without patient names.

C.	Institution shall provide a complete copy of all collected Data and shall grant Sponsor the exclusive right to use, reference and disclose such Data for all purposes relating to the Study Drug, including, but not limited to, independent analysis, filing of FDA applications or other regulatory submissions, preparing patent applications and related filings and any other lawful purpose.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

D.	Institution shall retain, all Clinical Trial-related records in accordance with 21 CFR §312.62, and at a minimum for a period of two (2) years following the date a marketing application is approved for the Study Drug for the indication for which it is being investigated, and if no application is to be filed or if the application is not approved for such indication, until two (2) years after the Clinical Trial is discontinued and the FDA is notified, However, prior to destroying or otherwise disposing of any such records, Institution will provide Sponsor or Sponsor’s designee a reasonable opportunity to take possession of the records at Sponsor’s own expense.

E.	Sponsor and GOG and authorized agents of FDA, HHS, and other federal agencies shall have the right to inspect and review Data at the Institution to the extent permitted by law and during regular business hours and upon reasonable notice.

F.	Institution shall permit GOG and Sponsor or its representatives to conduct periodic monitoring visits and audits, to the extent possible at mutually acceptable times during normal business hours, to (i) inspect records (both written and electronic) relating to the Clinical Trial and Clinical Trial Data at the Participating Institutions during normal business hours from time to time as reasonably requested by Sponsor, (ii) inspect and examine the Participating Institutions’ facilities at which the Clinical Trial is being conducted, and (iii) verify compliance with the Protocol and this Agreement by GOG, Study Chair, Principal Investigator, Participating Institutions, and Clinical Investigators.

VI.	Publication and Other Public Presentation of Results.

Sponsor and GOG recognize that, consistent with the principles of academic freedom, Institution requires that Investigators be free to publish the results of their research activities after Sponsor’s provision of the final study report. Investigators engaged in this Clinical Trial are permitted to publish reports in journals and other professional publications, and to present the methods and results of this Clinical Trial at symposia and professional meetings (each, a “Publication”), in accordance with the requirements of this Section VI. Such publication by Institution and/or Investigator may be no earlier than after a cooperative multi-center publication has been published with Sponsor or eighteen (18) months from the date of completion or termination of the Study after providing Sponsor an opportunity to review and comment in accordance with the terms herein.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

A.	GOG and Sponsor shall be furnished a copy of any proposed Publication for advisory review at least sixty (60) days in advance of the submission of such proposed Publication for journals and other professional publications and thirty (30) days for any other Publication, such as a poster presentation, abstract, or other written or oral material which describes the results of the Clinical Trial. Expedited review or additional review time may be arranged by mutual written agreement. Sponsor may remove from the proposed publication any information that is Confidential Information.

B.	If within such review period, GOG and/or Sponsor determines and notifies Institution in writing that the proposed Publication contains disclosures of the intellectual property of Sponsor or GOG, Institution and Investigator agree to delay submission of the proposed Publication for up to an ninety (90) days in order to allow GOG or Sponsor sufficient time to take appropriate steps to preserve U.S. or foreign patent or other intellectual property rights and/or ensure compliance with securities disclosure obligations. As directed by Sponsor and/or Sponsor’s designee and/or GOG, Institution and Investigator shall provide any additional information in their possession which Sponsor deems necessary to file such patent application(s) or otherwise protect such intellectual property rights. Sponsor shall have three (3) months from its receipt of such additional information to file such patent application(s). Institution and Investigator shall not submit the proposed Publication to anyone who is not employed by Institution and under an obligation of non-disclosure and non-use at least substantially identical to that imposed on the Institution and Investigator until each such patent application has been filed by Sponsor or the conclusion of the three (3) month period of this Paragraph, whichever occurs first, or until the information on the potentially patentable invention(s) is excised from the manuscript.

Without limiting the foregoing, Institution and Investigator shall give due regard to GOG’s and Sponsor’s legitimate interests, such as manuscript authorship, coordinating and maintaining the proprietary nature of submissions to health authorities, and coordinating with other ongoing studies in the same field, and agree to consider Sponsor’s reasonable comments and suggestions with respect to such Publications. It is understood that, except to the extent required by Applicable Law or court order or for reasons of patient safety, all disclosures of Data to third parties by Institution, Investigators and their personnel shall be through Publications in accordance with this Section VI. For clarity, such parties may freely disclose the contents of a Publication made in accordance with this Section VI after such Publication has been made.

C.	GOG and Sponsor shall have the right and license to reference and reproduce any such publication or presentation in connection with any regulatory filing, patent application, company presentation, investor presentation or any other lawful purpose, subject to Section VIII.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

VII.	Use of Names.

Neither Sponsor, Sponsor’s designee, GOG nor Institution shall use the name, symbols and/or marks of the other in connection with the Clinical Trial without prior written permission from the other party. Such permission is not required for disclosure of the existence of the Agreement in reports generated in the normal course of business by Sponsor, Sponsor’s designee or GOG, or where acknowledgment of sponsorship is required by the guidelines of a scientific publication or organization, or the fact that Institution is conducting the Clinical Trial in disclosures made by Sponsor, Sponsor’s designee or GOG in the normal course of business, or where required by regulatory authority, law or stock exchange rule. Neither party shall use, nor authorize others to use, the name, symbols, or marks of the other or any affiliate thereof in any advertising or publicity material or make any form of representation or statement in relation to the Clinical Trial that would constitute an express or implied endorsement by the other party of any commercial product or service, without prior written approval from the other party. None of the foregoing in this Section VII shall restrict Sponsor, Sponsor’s designee or GOG from disclosing factual information regarding their relationship with Institution, Institution’s performance of the Clinical Trial or the terms of this Agreement to prospective investors or sublicensees in the normal course of its business relating to the Study Drug. Notwithstanding anything to the contrary herein, the parties agree that Institution may post the following information on its website and in its research newsletter, with prior approval of the IRB if required: name of Institution, Sponsor, Sponsor’s designee and/or GOG and Investigator; Protocol title, area and/or description of the Clinical Trial; Institution’s internal project number; Institution’s contact information.

VIII.	Patents and Inventions.

Any New Inventions (whether patentable or not), innovations, suggestions, ideas and reports arising out of or in connection with the performance of the Study by Institution, Investigator and Institution Personnel, or the contractors of any of the foregoing, shall be promptly disclosed to Sponsor, and shall be the exclusive property of Sponsor. Upon Sponsor’s request, and at Sponsor’s sole expense, Institution and Principal Investigator shall take all reasonable actions necessary or appropriate to obtain patent or other proprietary protection in Sponsor’s name with respect to any of the foregoing. Sponsor grants to Institution a limited, royalty-free, non-exclusive license (without the right to sublicense) to use the Sponsor’s Study Drug as required to carry out the Clinical Trial in compliance with the Protocol.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

A.	“New Invention(s)” shall mean any invention or discovery conceived, reduced to practice, or otherwise discovered or developed, in whole or in part, by Institution, Investigator, Institution Personnel, GOG, Sponsor, or the contractors of any of the foregoing, based on or resulting from performance of the Clinical Trial. As used in this Article VIII, the term “conceived” shall have the same definition of “conception” as set forth in section 2138.04 of the United States Patent and Trademark Office’s Manual of Patent Examining Procedure, Eighth Edition, Latest Revision July 2010.

B.	“Institution Invention(s)” shall mean any New Invention that is conceived, reduced to practice or otherwise discovered or developed solely by Institution Personnel and is not, in whole or in part, (i) anticipated by the Protocol; (ii) made in violation of the Protocol or this Agreement; (iii) conceived, reduced to practice or otherwise discovered or developed by any Institution Personnel in performance of the Clinical Trial or the use of the Study drug; (iv) dependent on or derived from Sponsor’s Background IP or Confidential Information; or (v) conceived, reduced to practice or otherwise discovered or developed as a result of access to the Study Drug or Sponsor’s Background IP or Confidential Information. Institution Inventions shall be the sole property of Institution. Institution shall provide, and shall cause the Institution Personnel to provide, prompt written notice to Sponsor of any New Invention. “Institution Personnel” shall mean, separately and collectively, Institution, Investigator, or the employees, staff, or contractors of Institution or Investigator.

C.	“Joint Invention(s)” shall mean any New Inventions conceived, reduced to practice or otherwise discovered or developed jointly by (i) Institution or any Institution Personnel and (ii) Sponsor, GOG, or any contractors of Sponsor or GOG. Joint Inventions shall be owned by Sponsor, Institution and GOG shall provide prompt written notice to Sponsor of any Joint Invention. Institution and Investigator hereby assign and agree to assign, to Sponsor all of their respective right, title and interest in and to any Joint Inventions, and at the request and expense of Sponsor, shall cause to be executed all documents and perform all further acts necessary to effect, evidence, or perfect such assignment and protect Sponsor’s ownership of any Joint Invention, which shall include providing reasonable assistance with the filing, prosecution, or enforcement of any patents.

D.	Except as expressly provided above in Articles VIII(C) and VIII(D) above, all other New Inventions, including without limitation those New Inventions (i) anticipated by the Protocol; (ii) made in violation of the Protocol; (iii) conceived, reduced to practice or otherwise discovered or developed by any Institution Personnel in performance of the Clinical Trial; (iv) dependent on or derived from Sponsor’s Background IP or Confidential Information; or (v) conceived, reduced to practice or otherwise discovered or developed as a result of access to the Study Drug or Sponsor’s Background IP or Confidential Information; shall be the sole property of Sponsor (“Sponsor Invention”). Institution shall provide prompt written notice to Sponsor of any Sponsor Invention. Institution and Investigator/s each hereby assign to Sponsor all of their respective right, title and interest in and to any Sponsor Inventions, improvements in Sponsor Inventions technology related to Sponsor Inventions, and at the request and expense of Sponsor, shall cause to be executed all documents and perform all further acts necessary to effect, evidence, or perfect such assignment and protect Sponsor’s ownership of any Sponsor Invention, which shall include providing reasonable assistance with the filing, prosecution, or enforcement of any patents at Sponsor’s sole cost and expense.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

E.	The right of publication by Institution and Investigator, as described in Section VI, shall not be affected by a license to use any New Invention.

F.	Existing inventions, ideas, discoveries, technologies, methodologies and other intellectual property of each party that were conceived, reduced to practice, or otherwise discovered or developed before the Effective Date (“Background IP”) are their separate property, whether protected by patent or other intellectual property rights, and except as expressly provided in Section VIII(A), are not affected by this Agreement. Neither party shall have any claims to or rights in any such inventions, ideas, discoveries or methodologies of the other party or of Sponsor.

IX.	Insurance; Indemnification.

A.	Sponsor maintains and Institution maintains and shall require Investigators to maintain a policy or program of insurance or self-insurance in amounts adequate to cover its obligations hereunder and in accordance with industry standards or otherwise as required by law. Specifically, Institution shall maintain a policy or program of insurance of self-insurance in full force and effect, throughout the performance of the Clinical Trial that covers: (a) employer’s liability; (b) general liability; (c) contractual liability; (d) premises liability; (e) professional medical and nursing indemnity in amounts adequate to cover its obligations hereunder and in accordance with industry standards or as otherwise required by law.

B.	Upon request, each party shall provide the other with evidence of its insurance or self- insurance coverage, and unless self-insured, will notify the other party within three (3) business days of notice of any reduction, non-renewal or cancellation of its coverage. Institution shall maintain a policy or program of insurance of self-insurance and require Investigators to have malpractice insurance in accordance with industry standards or otherwise required by law

C.	Any indemnification rights afforded to the Institution for the Clinical Trial are provided exclusively by Sponsor and are contained in the Letter of Indemnification attached hereto as Exhibit D.

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

X.	Term and Termination.

A.	This Agreement shall become effective on the Effective Date and, unless terminated earlier pursuant to the termination provision below, shall continue in force until Sponsor, Sponsor’s designee and/or GOG receives all Data, questions about Data submitted have been resolved, the database has been locked, and the final study report provided to and accepted by Sponsor.

B.	This Agreement will terminate automatically if any of the following occur:

(i)	if FDA imposes a permanent hold on the Study Drug;

(ii)	if the Clinical Trial is terminated by Sponsor or Institution for reasons of patient safety; or

(iii)	if a formal investigation by an authorized governmental agency finally determines that the Data have been falsified or irreparably compromised by research misconduct.

C.	This Agreement may be terminated by either party, upon thirty (30) days prior written notice, if either party fails to materially comply with the terms of this Agreement after receipt of written notice, with reasonable opportunity to cure, from the other party.

D.	This Agreement may be terminated by Institution immediately upon written notice to Sponsor and GOG if Institution reasonably determines that patient safety requires termination. This Agreement may be terminated by Sponsor for any reason upon thirty (30) days prior written notice to Institution. Provided, however, Sponsor may suspend the Clinical Trial, in whole or in part, at any time for any reason. The suspension of the Clinical Trial by Sponsor for any reason shall not be deemed a material breach of this Agreement.

E.	Institution shall return or properly dispose of, at the option of Sponsor, any unused Study Drug, in each case prior to the effective termination date indicated in the notice of termination or the date of automatic termination, if applicable. Further, Institution shall, within thirty (30) days of the effective date of such termination or expiration, return any Confidential Information, provided, however, that one (1) archival copy of Sponsor and/or GOG’s Confidential Information may be retained solely for purposes of monitoring compliance with this Agreement.

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

F.	Upon the effective date of any termination or expiration of this Agreement, Institution shall (i) notify the Investigator that the Clinical Trial has been terminated, (ii) cease (and cause the Investigator to cease) enrolling further patients in the Clinical Trial, (iii) cease (and cause Investigator to cease) treating Enrolled Participants according to the Protocol as directed by GOG and/or Sponsor and Sponsor’s designee to the extent medically permissible and appropriate, and (iv) terminate (and cause Investigator to terminate) as soon as practicable, but in no event more than thirty (30) days after the effective date of termination, all other applicable Clinical Trial activities; provided however, that upon Sponsor, Sponsor’s designee and/or GOG’s request, Institution shall continue to collect Data and prepare and complete CRFs for Enrolled Participants treated in the terminated Clinical Trial prior to termination or expiration. Within ninety (90) days from the effective date of any termination, Institution shall provide to Sponsor, Sponsor’s designee and/or GOG all Data.

G.	Expiration or termination of this Agreement for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of such expiration or termination. The rights and duties as specified and any other provision that by its terms is intended to survive termination or expiration, shall survive the termination or expiration of this Agreement.

H.	The parties shall cooperate with each other and with Federal agencies in winding down the Clinical Trial.

XI.	Miscellaneous.

A.	Independent Contractor. Institution, Investigators and other research staff are independent contractors and are neither employees nor agents of Sponsor, Sponsor’s designee nor GOG. Sponsor, Sponsor’s designee or GOG does not intend to create any partnership, joint venture, employment or agency relationship pursuant to this Agreement. Neither party to this Agreement shall have the right to bind the other party by contract or otherwise to transact business in the other party’s name or on its behalf, unless with the specific written consent of the other party.

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

Correspondence. Institution shall address all medical/scientific communications to the Sponsor or Sponsor’s designee at the address listed in the Protocol and to GOG.

B.	Notices. Legal notices given to the respective parties hereunder shall be in writing and sent by facsimile or by registered or certified mail to the following:

If to Institution:	______________

If to Sponsor:

If to GOG:	The GOG Foundation, Inc.
Four Penn Center, Suite 1020 1600 John F. Kennedy Boulevard
Philadelphia, Pennsylvania 19103-2800
[***]
[***]
[***]

With a copy to:	______________, General Counsel
The GOG Foundation, Inc.
1600 John F. Kennedy Boulevard, Suite 1020
Philadelphia, PA 19103-2800

Notices shall be deemed given when facsimile transmission or mail receipt is confirmed.

D.	Assignment/Subcontracting. Due to the specialized nature of the services provided under this Agreement, Institution shall not assign, transfer or convey this Agreement or subcontract services under this Agreement without GOG and Sponsor’s prior written consent. This Agreement shall inure to the benefit of each party and its permitted successors and assigns. Institution shall only conduct the Clinical Trial at the Institution. For the performance of its obligations under this Agreement, Institution shall only use its employees or the employees of Institution’s wholly owned affiliates that are obligated to the relevant terms of this Agreement via a separate agreement with Institution.

E.	Amendment. Any amendment(s) to this Agreement must be in writing and signed by both parties.

F.	Alternative Dispute Resolution. The parties agree to make their best efforts to resolve any disputes regarding this Agreement through the Commercial Rules of the American Arbitration Association by one arbitrator appointed in accordance with said Rules.

G.	Entirety of Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter herein, and supersedes all prior terms or understandings, written or oral. In the event of a conflict between the terms of this Agreement and the Protocol, this Agreement shall govern all legal and financial matters and the Protocol shall govern all clinical matters.

H.	Waiver. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No waiver by a party hereto of, or consent by a party hereto to, a variation from any provision of this Agreement shall be effective unless made in a written instrument duly executed on behalf of such party.

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

I.	Severability. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term of this Agreement.

J.	No Debarment. Institution represents and warrants that to the best of its knowledge, after due inquiry using industry standards, neither Institution nor any of its employees or agents, Principal Investigator, or any participating Investigator or any of their employees or agents, rendering activities pursuant to this Agreement is presently debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335(a), (b)(1), and (b)(2), as amended from time, or disqualified under 21 C.F.R. § 312.70 or § 812.119, as amended from time to time, or any other FDA authority. During the term of this Agreement, Institution shall notify GOG upon knowledge of Institution or any such person involved in the Clinical Trial becoming debarred or disqualified.

K.	Inspections. If any governmental or regulatory authority conducts or gives notice to Institution of its intent with respect to any activities under this Agreement to conduct an inspection, audit, or monitoring visit at Institution or take any other regulatory action, or if Institution or Investigator becomes aware of any such governmental inspection or other regulatory activity at Institution, Institution shall promptly give Sponsor and Sponsor’s designee and GOG notice thereof by telephone with follow-up notice provided in writing within forty-eight (48) hours of the telephonic notification, including all information pertaining to any such inspections or actions, and Institution shall allow or cause the applicable Investigator to allow Sponsor and/or Sponsor’s designee and GOG to be present at any such inspection or actions. The Institution and the Investigator shall provide Sponsor and Sponsor’s designee and GOG with a copy of any report received in connection with, or as a result of, such inspection within three (3) days of its receipt. Any required response or action by Institution shall be made within two (2) weeks of issuance of any citations or within any earlier deadline set by the issuing regulatory authority and shall make a good faith consideration to incorporate any comments provided by Sponsor and/or Sponsor’s designee and GOG on any proposed written response. Sponsor may at its discretion solicit input from GOG to provide input into the proposed response. Institution shall provide Sponsor and Sponsor’s designee and GOG with a copy of any such written response. In the event the FDA or other regulatory authority requests or requires any action to be taken to address any citations, Institution shall immediately provide Sponsor and Sponsor’s designee and GOG with written notice thereof and shall require that Investigator, after consultation with Sponsor and/or Sponsor’s designee, take such action as necessary to address and correct any such citations, and cooperate with GOG, Sponsor and/or Sponsor’s designee with respect to any such citation and/or action taken with respect thereto. Sponsor may at its discretion solicit input from and involve GOG in discussions regarding responses to any action which needs to be taken to respond to any citations or recommendation from the FDA or other regulatory authority.

L.	No Sanctions. Institution hereby represents and warrants that neither Institution nor any of its personnel involved in the Clinical Trial, nor to the knowledge of Institution any Investigator, or the research staff have been or shall be involved in an investigation or in research that was terminated, as the term “termination” is used in 21 CFR 812.3(q), nor have they been subjected to any sanctions related to allegations of research or professional misconduct.

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COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

M.	Additional Actions and Documents. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

N.	Authority of the Parties. The Parties hereby represent and warrant that they have the legal authority to enter into this Agreement and that the terms of this Agreement are not inconsistent with their other contractual arrangements.

O.	Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties. Any signature provided by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

P.	Headings. The headings of this Agreement are for ease of reference only and shall not limit or otherwise affect the meaning of the terms and conditions of this Agreement.

Q.	Nondiscrimination. Each party agrees to comply with all applicable Federal, state and local laws respecting discrimination. The parties hereby incorporate the requirements of 41 C.F.R. § 60-1.4(a), 41 C.F.R. § 60- 741.5(a), 41 C.F.R. § 60-250.5(a), 41 C.F.R. § 60-300.5(a), and 29 C.F.R. § 471 Appendix A to Subpart A (Executive Order 13496), as applicable.

R.	Notification of Incidents. Each party agrees to promptly notify the other party after the discovery of any incident, occurrence, claim (either asserted or potential), lawsuit or other causes of action involving this Agreement, and both parties agree to cooperate with each other as may be necessary to resolve such matters.

S.	Release of Information. The provisions of this Agreement are confidential and protected from disclosure to a third party, other than the Sponsor and either party’s agents, attorneys, consultants and designees, unless disclosure is required by law, or said third party is bound to the same level of confidentiality set forth in this Agreement.

T.	Unforeseen Circumstances. Neither party will be deemed in violation of this Agreement if prevented from performing any of its duties and responsibilities under this Agreement for circumstances beyond its reasonable control. In the event either party is unable to perform its duties and responsibilities due to said circumstances, the other party has the right to terminate this Agreement upon written notice to the affected party.

U.	Survival. Sections IV (Confidential Information), V (Record Keeping; Access to Data, Inspection and Audit) and VIII (Patents and Inventions) shall survive termination of the agreement

V.	Third Party Beneficiary. Sponsor shall be a third party beneficiary of this Agreement.

[Signature page follows]

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

The Parties hereby accept and agree to the terms and conditions of this Agreement.

(INSTITUTION) :		GOG Foundation, Inc.:

By:		By:

Name:		Name:	Larry J. Copeland,, M.D.

Title:	Authorized Signatory	Title:	President

Date:		Date:

READ AND AGREED TO:

INVESTIGATOR

By:

Name:

Date:

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

EXHIBIT A

PROTOCOL

[To be attached]

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

EXHIBIT B

INFORMED CONSENT TEMPLATE

[To be attached]

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

EXHIBIT C

BUDGET INFORMATION

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

EXHIBIT D

[Sponsor Letter of Indemnification attachment]

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

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SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

VBL (assumptions 70 sites/315 patients)

TASK	Per Hour	Hours	Total	
Negotiate CTSA/CTA	[***]		[***]	[***]
Contract filing and support management	[***]		[***]	[***]
Develop protocol amendments	[***]		[***]	[***]
Draft and distribute teleconference minutes	[***]		[***]	[***]
Prepare communications plan	[***]		[***]	[***]
Prepare and distribute project status reports	[***]		[***]	[***]
Develop and discuss Study Management Plan	[***]		[***]	[***]
Develop informed consent document	[***]		[***]	[***]
Prepare and submit study documents to central IRB and IBC	[***]		[***]	[***]
Preparation of RAC submissions	[***]		[***]	[***]
Prepare and Maintain Trial Master File	[***]		[***]	[***]
Prepare, distribute, collect and review essential documents	[***]		[***]	[***]
Create Protocol specific content in content management systems	[***]		[***]	[***]
Regulatory filing and support management	[***]		[***]	[***]
Receive and review SAE information from investigative site, query as necessary	[***]		[***]	[***]
Kick-off Meeting	[***]		[***]	[***]
Negotiate clinical trial budget between GOG and Company	[***]		[***]	[***]
Distribute and negotiate site CTA and budget	[***]		[***]	[***]
Receive and issue payments	[***]		[***]	[***]
Organize, prepare, and participate in operational team meetings/teleconferences	[***]		[***]	[***]
Scientific Management	$ -			
Operations Committee (3-6 members)	$ -			
HRC Committee (3 members)	$ -			
Trial sign off, Leadership management of study and maintenance of study from activation to close.	$ -			

GOG MANAGEMENT FEE DIRECT COSTS	[***]
GOG MANAGEMENT FEE INDIRECT COSTS [***]	[***]
TOTAL GOG MANAGEMENT FEE	[***]
Investigator/Pass Through	
Site Per Patient Fee [***]	[***]
Screen Failure	[***]
Site Admin/Startup Fee ($2765 0@70 sites - TO BE BILLED BASED ON SITE ACTUALS	[***]
IRB FEE [***]	[***]
IRB Amendments [***] (Amendment) [***]	[***]
IRB Renewal Fee Annual [***]	[***]
IBC INITIAL REVIEW [***]	[***]
IBC AMENDMENT FEE [***]	[***]
IBC RENEWAL FEE [***]	[***]
TOTAL SITE BUDGET	[***]
SDMC COST	[***]
DSMB COST	[***]
TOTAL COST	[***]

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

GOG MANAGEMENT FEE - BILLED QUARTERLY

CONTRACT EXECUTION	$	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]

*If accrual target is not met, payments will be prorated from last achived Enrollment goal at a unit rate of [***] patient accrued.

(need to add banking to payment schedule then resend to VBL as of 7-5-2017)

INVESTIGATOR SITE PAYMENTS

ADVANCE DUE UPON CONTRACT EXECUTION * [***]

*Upon first US site Initiation Visit, additional 1,000,000 $ will be transferred to GOG in advance due. Upon [***] GOG will notify VBL [***] will be transf

PASS-THRU INVOICEABLES, SDMC, DSMC COSTS - Will be invoiced monthly for actual costs incurred.

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TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

Tests and Observations	COST	Screening		Treatment Period			Study Completion	Post-Study Surveillance
		-28 to 1	-7 to 1	Day 1 of each 28 day Cycle	Procedures added during Day 1 of Odd cycles	Days 8, 15 and 22 of each Cycle	30 days from last dose of study medication	36 days after discontinuation of study medication
[***]	[***]	[***]						
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[***]	[***]	[***]			[***]			
[***]	[***]		[***]		[***]			
[***]	[***]		[***]		[***]		[***]	
[***]	[***]		[***]		[***]		[***]	
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[***]	[***]		[***]	[***]			[***]	
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[***]	[***]				[***]			
[***]	[***]			[***]		[***]		
[***]	[***]							[***]
[***]								[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]		[***]	[***]	
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Per Patient (4 Cycles)	[***]	*Screening*	[***]
		[***]	[***]
[***]		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Additional costs - Out patient - Tumor [illegible]	
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Invoiceable Per Occurrence	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

Screening		Treatment Period			Study Completion	Post-Study Surveillance
Tests and Observations	COST	-28 to 1	-7 to 1	Day 1 of each 28 day Cycle	Procedures added during Day 1 of Odd cycles	Days 8, 15 and 22 of each Cycle	30 days from last dose of study medication	56 days after discontinuation of study medication
Informed consent form	[***]	[***]						
[***]	[***]	[***]						
[***]	[***]	[***]						
[***]	[***]	[***]						
[***]	[***]	[***]		[***]				
[***]	[***]		[***]	[***]			[***]	
[***]	[***]		[***]	[***]			[***]	
[***]	[***]		[***]	[***]			[***]	
[***]	[***]		[***]				[***]	
[***]	[***]		[***]	[***]		[***]	[***]	
[***]	[***]		[***]	[***]			[***]	
[***]	[***]		[***]	[***]			[***]	
[***]	[***]	[***]			[***]			
[***]	[***]		[***]		[***]			
[***]								
[***]	[***]		[***]		[***]		[***]	
[***]	[***]		[***]		[***]		[***]	
[***]	[***]			[***]		[***]	[***]	
[***]	[***]			[***]		[***]	[***]	
[***]	[***]		[***]	[***]			[***]	
[***]	[***]	[***]		[***]				
[***]	[***]			[***]		[***]		
[***]	[***]							[***]
[***]								[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]		[***]	[***]	
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Per Patient (4 Cycles) =	[***]	Screening	[***]
[***]		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

Additional costs - Cost per patient - Tumor Review	
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Invoiceables Per Occurrence	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

IT				Data Management			Biostatistics		Statistical Programming	QAR				BDMI
	Days Effort Total	Days Effort IT (Director, IT)	Days Effort IT (Study Builder/Senior Software Analyst)	Days Effort IT (Study Builder/Programmer Analyst II)	Days Effort IT (Tech Support Specialist)	Days Effort DM (Director, CTM)	Days Effort DM (Project Manager)	Days Effort DM (Data Coordinator)	Days Effort Biostatistics (Director of Biostatistics)	Days Effort Biostatistics (Senior Biostatistician)	Days Effort Statistical Programming (Biostatistician II)	Days Effort QAR (Director of QAR)	Days Effort QAR (Auditor)	Days Effort QAR (Audit Coordinator)	Days Effort QAR (Editorial Associate)	Days Effort BDMI (BDMI Director)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

Days	Hours	Expense	
SDMC Director	Facilitate the identification and recruitment of DSMB Chairperson and Members, Reporting Statistician and Secretary	[***]	[***]	[***]	[***]
	Facilitate contracts with VBL Therapeutics and DSMB Chairperson, Members, and SDMC				
	Develop DSMB Charter				
	Oversight				
	Organizational face-to-face meeting participation [***]				
	Organizational/oversight conference calls/e-mails				
	Preparation and follow-up for organizational/oversight conference calls/e-mails				
Project Manager	Facilitate development of DSMB Charter	[***]	[***]	[***]	[***]
	Organizational face-to-face meeting participation [***]				
	Organizational conference calls/e-mails				
	Preparation and follow-up for organizational conference calls/e-mails				
	Develop/Maintain SOPs				
DSMB Reporting Statistician	Collaborate in development of DSMB Charter	[***]	[***]	[***]	[***]
	Organizational face-to-face meeting preparation of materials				
	Organizational face-to-face meeting participation [***]				
	Safety Review Meeting preparation [***]				
	Safety Review Meeting preparation [***]				
	Interim Analysis Meeting preparation				
	Interim Analysis Meeting participation [***]				
	Requested Special Meeting preparation				
	Requested Special Meeting Participation				
DSMB Secretary	Primary organizational contact - conference calls and e-mails	[***]	[***]	[***]	[***]
	Primary organizational contact - preparation and follow up for conference calls and e-mails				
	Participate in organizational planning meetings				
	Maintain list and contact information for all DSMB, Sponsor, and Steering Committee members				
	Maintain curriculum vitae of all DSMB members				
	Obtain and maintain copies of signed financial disclosure and conflict of interest forms for each DSMB member				
	Provide administrative assistance to DSMB Chairperson				
	Obtain and distribute DSMB Charter to DSMB members, sponsor, and Steering Committee prior to trial activation				
	Maintain and archive DSMB Charter as well as all amendments or changes in DSMB membership				
	Maintain signed copies of DSMB Charter				
	Distribute copy of final protocol/amendments and Investigator's Brochure to DSMB prior to trial activation				
	Distribute copy of protocol/amendments and Investigator's Brochure prior to each DSMB meeting				
	Schedule and coordinate DSMB meetings (1 face-to-face, 9 conference call/web-ex)				
	Interact with DSMB Chair to obtain meeting/hotel locations and make reservations as required				
	Obtain and distribute DSMB recommendations to Sponsor, Steering Committee, and DSMB members as appropriate				
	Maintain and archive DSMB recommendations as they occur throughout the trial				
	Transcribe, maintain and archive meeting minutes				
	Organizational face-to-face meeting support				
	Organizational face-to-face meeting participation [***]				
	Safety Review Meeting support				
	Safety Review Meeting participation [***]				
	Interim Analysis Meeting support				
	Interim Analysis Meeting participation [***]				
	Requested Special Meeting support				
	Requested Special Meeting Participation				
SDMC Personnel Total					[***]
SDMC Travel	Estimated costs for organizational face-to-face meeting travel expenses [***]				[***]
Other	Operational costs - Equipment, supplies, IT licenses, etc.				[***]
			[***]		[***]
			[***]		[***]
			[***]		[***]

This budget is based on the following assumptions:

1) The SDMC in Buffalo will manage the data,
2) Buffalo SDMC will provide the DSMB Reporting Statistician with all required data and materials requested by the DSMB Members,
3) the DSMB membership will include a chair and 4 voting members, one of which is a statistician,
4) the study period starting with a DSMB organizational face to face meeting will be approximately four years,
5) [***]
6) [***]
7) Includes a contingency for an extra meeting. This budget can be revised upon VBL Therapeutics providing final DSMB membership and set up requirements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL

TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED.

[illegible] [***] [illegible]

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible] [***]																
[***] [illegible]																
[***]	[***]											[***]	[***]			
[***]	[***]											[***]	[***]	[***]		
[***]												[***]				
[***]	[***]	[***]		[***]								[***]				[***]
[illegible]	[***]															

[illegible]